TSR, INC. AND SUBSIDIARIES

                                   EXHIBIT 21

                   LIST OF SUBSIDIARIES TO REPORT ON FORM 10-K
                         FISCAL YEAR ENDED MAY 31, 1997



                   NAME                            STATE OF INCORPORATION
                   ----                            ----------------------
         TSR Consulting Services, Inc.                      New York
         Construction Data Services, Inc.                   New York
         TSR Health Care Services, Inc.                     New York
         Catch/21 Enterprises Incorporated                  Delaware